                                                                   Exhibit 10.16

                               THERMA-WAVE, INC.

                               VOTING AGREEMENT
                               ----------------

          THIS VOTING AGREEMENT (this "Agreement") is made and entered into as
                                       ---------
of May 16, 1997 by and between Therma-Wave, Inc., a Delaware corporation (the "Company"), the Investors listed on Schedule I attached hereto (the "Investors")
 -------                                                             ---------
and the Key Employees listed on Schedule II attached hereto (the "Key
                                                                  ---
Employees").
---------

          WHEREAS, the parties hereto desire to enter into this Agreement to establish the composition of the Company's Board of Directors (the "Board").
                                                                    -----

          NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   Board of Directors.
               ------------------

          (a) From and after the date of this Agreement, each Investor and each Key Employee shall vote all of his shares of the Company's common stock (the "Common Stock") and any other voting securities of the Company over which
      ------------
such holder has voting control and shall take all other necessary or desirable actions within its control (whether as a stockholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions (including, without limitation, calling special board and stockholder meetings), so that:

               (i) the authorized number of directors on the Board shall be established at five (5) directors;

               (ii)  the following individuals shall be elected to the Board:

                    (A) one representative designated by Bain Capital Fund V.L.P. ("BCF V");
                                  -----

                    (B) one representative designated by Bain Capital Fund V-B, L.P. ("BCF V-B");
                                     -------

                    (C) one representatives designated by BCIP Associates ("BCIP"); and
                           ----

                    (D) Allan Rosencwaig and (so long as Allan Rosencwaig is employed by the Company) another Key Employee designated by Allan Rosencwaig;

               (iii) the removal from the Board (with or without cause) of any representative designated hereunder by BCF V, BCF V-B, BCIP, or Allan Rosencwaig shall be at the written request of BCF V, BCF V-B, BCIP, or Allan Rosencwaig, respectively, but only upon such written request and under no other circumstances, provided that if any director designated pursuant to subparagraph (ii)(D) above ceases to be an employee of the Company for any reason, he shall be removed as a director promptly after his employment ceases; and

               (iv) in the event that any representative designated hereunder by BCF V, BCF V-B, BCIP, or Allan Rosencwaig for any reason ceases to serve as a member of the Board during his term of office, the resulting vacancy on the Board shall be filled by a representative designated by BCF V, BCF V-B, BCIP or Allan Rosencwaig, respectively, as provided hereunder.

          (b) The Company shall pay the reasonable out-of-pocket expenses incurred by each director in connection with attending the meetings of the Board or any committee thereof.

          2.   Notices.  Any notice provided for in this Agreement must be in
               -------
writing and must be personally delivered, received by certified mail, return receipt requested, or sent by guaranteed overnight delivery service, to the recipients at the addresses indicated below:

     To the Company:

          Therma-Wave, Inc.
          c/o Bain Capital, Inc.
          Two Copley Place
          Boston, Massachusetts 02116
          Attn:  Adam W. Kirsch
                 David Dominik
                 Ian Loring

     With a copy to:

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, Illinois 60601
          Attn:  Jeffrey C. Hammes
                 Stephen L. Ritchie

     To Investors:

          c/o Bain Capital, Inc.
          Two Copley Place
          Boston, Massachusetts 02116
          Attn:  Stephen G. Pagliuca
                 Adam W. Kirsch
                 Ian Loring

     With a copy to:

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, Illinois 60601
          Attn:  Jeffrey C. Hammes
                 Stephen L. Ritchie

     To the Key Employees:

          c/o Allan Rosencwaig
          3304 Deer Hollow Drive
          Danville, CA  94506

     With a copy to:

          Orrick, Herrington & Sutcliffe LLP
          400 Sansome Street
          San Francisco, California  94111-3143
          Attn:  John F. Seegal

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or mailed.

          3.   Termination.  This Agreement shall terminate and be of no further
               -----------
force and effect upon the consummation of an initial public offering and sale of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended.

          4.   Severability.  Whenever possible, each provision of this
               ------------
Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          5.  Complete Agreement.  This Agreement embodies the complete
              ------------------
agreement and understanding among the parties and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          6.  Counterparts.  This Agreement may be executed in separate
              ------------
counterparts, each of which will be deemed to be an original and all of which taken together will constitute one and the same agreement.

          7.  Successors and Assigns; Transfer.  This Agreement is intended to
              --------------------------------
bind and inure to the benefit of and be enforceable by the Company, the Investors, the Key Employees and their respective successors and assigns; provided that the Key Employees may not assign any of their rights hereunder without the written consent of the Investors.

          8.  Governing Law.  The corporate law of the State of Delaware shall
              -------------
govern all questions concerning the relative rights of the Company and its stockholders. All other issues concerning the enforceability, validity and binding effect of this Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of New York.

          9.  Remedies.  The parties hereto acknowledge and agree that money
              --------
damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

          10. Amendments and Waivers.  Any provision of this Agreement may be
              ----------------------
amended or waived only with the prior written consent of the Company, the Investors holding a majority of the Common Stock held by all the Investors at such time, and the Key Employees holding a majority of the fully-diluted Common Stock held by all the Key Employees at such time.

                                 *  *  *  *  *

          IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.


THE COMPANY:                  THERMA-WAVE, INC.


                              By:
                                    ---------------------------------------
                              Its:
                                    ---------------------------------------



INVESTORS:                    BAIN CAPITAL FUND V, L.P.

                              By:   Bain Capital Partners V, L.P.
                              Its:  General Partner

                              By:   Bain Capital Investors V, Inc.
                              Its:  General Partner

                              By:
                                    ---------------------------------------

                              Its:
                                    ---------------------------------------


                              BAIN CAPITAL FUND V-B, L.P.

                              By:   Bain Capital Partners V, L.P.
                              Its:  General Partner

                              By:   Bain Capital Investors V, Inc.
                              Its:  General Partner

                              By:
                                    ---------------------------------------

                              Its:
                                    ---------------------------------------


                              BCIP ASSOCIATES


                              By:
                                    -------------------------------

                                    A General Partner


                     [Signature Page to Voting Agreement]

                              BCIP TRUST ASSOCIATES, L.P.


                              By:
                                    ------------------------------
                                    A General Partner


                              RANDOLPH STREET PARTNERS


                              By:
                                    ------------------------------

                              Its:  General Partner


                              SUTTER HILL VENTURES, a California limited partnership


                              By:
                                    ------------------------------

                              Its:
                                    ------------------------------

                              SUTTER HILL ASSOCIATES, L.P.


                              By:
                                    ------------------------------

                              Its:
                                    ------------------------------

                              WELLS FARGO BANK, TRUSTEE
                              SHV M/P/T FBO DAVID L. ANDERSON


                              By:
                                    ------------------------------

                              Its:
                                    ------------------------------


                     [Signature Page to Voting Agreement]

                              WELLS FARGO BANK, TRUSTEE
                              SHV M/P/T FBO LEONARD BAKER, JR.


                              By:
                                    -------------------------------

                              Its:
                                    -------------------------------


                              WELLS FARGO BANK, TRUSTEE
                              SHV M/P/T FBO WILLIAM H. YOUNGER, JR.


                              By:
                                    -------------------------------

                              Its:
                                    -------------------------------


                              WELLS FARGO BANK, TRUSTEE
                              SHV M/P/T FBO TENCH COXE


                              By:
                                    -------------------------------

                              Its:
                                    -------------------------------


                              WELLS FARGO BANK, TRUSTEE
                              SHV M/P/T FBO SHERRYL W. HOSSACK


                              By:
                                    -------------------------------

                              Its:
                                    -------------------------------


                     [Signature Page to Voting Agreement]

KEY EMPLOYEES:

                                    -------------------------------
                                    ALLAN ROSENCWAIG



                                    -------------------------------
                                    ANTHONY W. LIN



                                    -------------------------------
                                    JON L. OPSAL



                                    -------------------------------
                                    W. LEE SMITH



                                    -------------------------------
                                    DAVID L. WILLENBORG


                     [Signature Page to Voting Agreement]

                              WELLS FARGO BANK, TRUSTEE
                              SHV M/P/T FBO PAUL M. WYTHES


                              By:
                                    -------------------------------

                              Its:
                                    -------------------------------

                              ANTARES INTERNATIONAL PARTNERS, INC.


                              By:
                                    -------------------------------

                              Its:
                                    -------------------------------


                     [Signature Page to Voting Agreement]

                                  Schedule 1

Investors:
---------

Bain Capital Fund V, L.P.

Bain Capital Fund V-B, L.P.

BCIP Associates

BCIP Trust Associates, L.P.

Randolph Street Partners

Sutter Hill Ventures, a California limited partnership

Sutter HIll Associates, L.P.

Wells Fargo Bank, Trustee
SHV M/P/T FBO Paul M. Wythes

Wells Fargo Bank, Trustee
SHV M/P/T FBO David L. Anderson

Wells Fargo Bank, Trustee
SHV M/P/T FBO Leonard Baker, Jr.

Wells Fargo Bank, Trustee
SHV M/P/T FBO William H. Younger, Jr.

Wells Fargo Bank, Trustee
SHV M/P/T FBO Tench Coxe

Wells Fargo Bank, Trustee
SHV M/P/T FBO Sherryl W. Hossack

                     [Signature Page to Voting Agreement]

                                  Schedule II

Key Employees:
-------------

Allan Rosencwaig

Anthony Lin

David Willenborg

W. Lee Smith

Jon Opsal

                     [Signature Page to Voting Agreement]